UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02739
				   811-10179

Name of Fund:  Merrill Lynch Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
	       Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 -   Report to Stockholders


Annual Report
June 30, 2006


Merrill Lynch
Basic Value
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


We are pleased to present to you the management team of

       Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli are co-heads of Merrill Lynch Basic Value Fund team. Mr. Rendino joined Merrill Lynch Investment Managers in 1990. He received a bachelor's degree from Boston College. Mr. Martorelli joined Merrill Lynch in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University. Mr. Rendino and Mr. Martorelli are supported by Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King, John Arege and Michelle Smith. The team is also supported by Product Specialist Scott Malatesta. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFA (R) charterholder. Ms. Gunn-Hertig holds a bachelor's degree from Montclair State University and an MBA from Rutgers University. Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree and MBA from Rider University. Mr. Malatesta received a bachelor's degree from Mount St. Mary College and a master's degree from Fairleigh Dickinson University.



Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents                                                  Page

A Letter From the President                                           2
A Discussion With Your Fund's Portfolio Managers                      4
Announcement to Shareholders                                          6
Performance Data                                                      6
Disclosure of Expenses                                                9
Fund Financial Statements                                            10
Fund Financial Highlights                                            13
Fund Notes to Financial Statements                                   16
Portfolio Information                                                20
Master Schedule of Investments                                       21
Master Financial Statements                                          24
Master Financial Highlights                                          26
Master Notes to Financial Statements                                 27
Report of Independent Registered Public Accounting Firm          19, 30
Investment Advisory Agreement                                        31
Officers and Directors/Trustees                                      36


CFA (R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.




MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


We began transitioning the portfolio into attractively valued larger-cap stocks that we believe have the potential to lead the market as the economic cycle evolves and corporate earnings growth slows.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.89%, +11.01%, +11.02%, +12.18% and +11.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-8 of this report to shareholders.) This compared to a return of +8.63% for the Standard & Poor's 500 (S&P 500) Index, +14.90% for the S&P 500 Citigroup Value Index and an average return of +10.29% for the Lipper Large-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

The U.S. economy remained resilient during the past year, despite record-high oil prices, a vigilant Federal Reserve Board (the Fed) and two catastrophic hurricanes. Gross domestic product (GDP) growth of just 1.7% in the fourth quarter of 2005 was followed by a 5.6% rate of growth in the first quarter of 2006. Corporate earnings also continued to come in very strong. Dr. Ben Bernanke replaced long-time Fed Chairman Alan Greenspan in January. Although the markets initially anticipated that the Fed's monetary tightening campaign might pause soon after Dr. Bernanke's installment, the central bank proceeded to raise interest rates in January, March, May and June. This brought the federal funds rate to 5.25% at period-end. Tough talk from Chairman Bernanke regarding his desire to curtail inflation has led many observers to speculate that the Fed will continue to raise interest rates. Because Chairman Bernanke has stated he is "data dependent" in determining monetary policy, each economic report has received an exaggerated reaction in the marketplace. As such, Chairman Bernanke's words have led to greater volatility and uncertainty in the markets, particularly in the final quarter of the period.

Energy continued to be a strong performer for the Fund, led by GlobalSantaFe Corp., Diamond Offshore Drilling, Halliburton Co. and BJ Services Co. However, during the 12-month period, our positions in information technology (IT) benefited performance the most, contributing 156 basis points (1.56%) to the Fund's relative results. Within IT, Agilent Technologies, Inc., Motorola, Inc., Nokia Oyj, 3Com Corp., Hewlett-Packard Co. and Fairchild Semiconductor International, Inc. were all key contributors. We also saw positive attribution from Alcoa, Inc. which benefited from rising aluminum prices, and Morgan Stanley, where the new CEO was able to successfully restructure and improve the company's fortunes. It was a good environment for investment banking companies in general, particularly amid the robust merger-and-acquisition activity, and our positions in JPMorgan Chase & Co., Citicorp and Bank of America Corp., performed well, as did our position in Genworth Financial, Inc. In telecommunication services, AT&T, Inc.'s purchase of BellSouth Corp. benefited the share prices of both companies.

Detracting from Fund performance during the period were our positions in the consumer sectors, which largely reflected a slowdown in consumer spending patterns. In consumer discretionary, Interpublic Group of Companies, Inc. and The Gap, Inc. hurt performance. The companies are restructuring, but we find both share prices to be attractive and the future growth prospects to be favorable. In consumer staples, Coca Cola Enterprises, Inc. and Kimberly-Clark Corp. detracted from Fund results. Both companies require oil and gas to run their manufacturing facilities and were pressured by the high energy and commodity prices.


What changes were made to the portfolio during the period?

This year brought the realization that there is a world outside of energy that was being neglected by investors. Once oil reached the $70 per barrel level and natural gas hit $16 per unit - around the time of Hurricane Katrina in 2005 - we made the decision to begin trimming our overweight in energy and redistributing those assets among other sectors, including health care, consumer discretionary, industrials and financials. Many of our energy holdings had reached our price targets, leading us to believe that the elevated prices for crude oil and natural gas were unsustainably high. At the same time, the valuation levels in sectors outside of energy had become quite attractive.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



We reduced exposure to energy through the liquidations of Diamond Offshore Drilling and Royal Dutch Petroleum Co. and by trimming positions in GlobalSantaFe Corp., BJ Services, Halliburton and Anadarko Petroleum Corp. In exchange, we made significant investments in companies such as Bank of America, JPMorgan and Morgan Stanley in financials. We also put some of those energy proceeds to work in companies that had performed poorly because of the high energy prices. This included Alcoa, forest products leader International Paper Co. and chemical company E.I. du Pont de Nemours & Co., which require crude oil to run their manufacturing facilities. After collapsing amid the energy run-up, the valuations had become incredibly appealing.

In prior reports to shareholders, we talked about the evolution of the economic cycle and its impact on our investment focus. Coming out of an economic recession, the inclination is to favor smaller, lower-rated companies with the potential to grow dramatically. We had that exposure in the portfolio and benefited from it. As the economic cycle advances and earnings growth slows, we believe conditions favor the large, multinational companies that can grow earnings in a relatively consistent 8% - 10% range.

As value investors, we began to see opportunity (attractive valuations) in these large, defensively postured companies when the market continued to chase what we would view as yesterday's stories - that is, the small cap rally and revitalization in China and India. We believe these themes have played out and that attention ultimately will shift to larger, more stable names. As such, we found compelling opportunities in health care, an area we had avoided for nearly a decade. We added big players such as diversified healthcare giant Johnson & Johnson and pharmaceutical company Eli Lilly and Co., neither of which we have ever held in the portfolio. We also added pharmaceuticals firm Pfizer, Inc. and increased our positions in drug maker Schering-Plough Corp. and medical supply company Baxter International, Inc. After suffering through earnings shortfalls and industry-related issues for years, these companies' share prices have become incredibly attractive, particularly relative to the high valuations now being commanded by some of the energy and materials names. Another favored area is consumer staples, where we maintain ample positions in General Mills, Inc. and Coca Cola Enterprises. We also substantially increased our position in consumer products company Unilever NV, purchased paper products leader Kimberly-Clark Corp. during a downturn, and added confection and beverage company Cadbury Schweppes Plc. In other sectors, we increased exposure to large, multinational companies General Electric Co. and International Business Machines Corp. and defense company Northrop Grumman Corp.

Finally, we increased exposure to the financials sector in the aftermath of Katrina when investors worried that the hurricane's impact would result in an economic recession.

Financial and insurance companies were hurt amid this sentiment, and we took advantage of the low valuations by adding insurers XL Capital Ltd. and Marsh & McLennan Cos., Inc. We also bought insurance company Ace Limited and sold it 30% higher during the period, and added the major brokerage names mentioned earlier.

As a result of our shift in investment focus, the Fund's average market cap increased to its highest level in many years. The portfolio's average market cap rose from $74.6 billion at June 30, 2005, to $84.5 billion at June 30, 2006.


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was most overweight versus the S&P 500 Citigroup Value Index in health care, consumer staples, IT and consumer discretionary. The portfolio was underweight in financials, industrials, utilities and telecommunication services.

We believe the economy is poised for a slowdown and that a gradual move away from economic sensitivity is prudent. We believe the Fed's tightening cycle, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. The strong economy has led to solid corporate profits, strong balance sheets and robust merger-and-acquisition activity, which has translated into healthy equity markets. We believe these factors should remain in place, but are mindful that high oil prices, weakness in the housing market and a continued vigilant Fed could lead to a slower rate of growth in the future. On balance, we expect the next three years to be different from the prior three in terms of the collection of companies with the potential to outperform.

Given this outlook, we continue to migrate toward the larger end of the market capitalization spectrum. In our assessment, large cap stocks have never looked more attractive by all measures, including price-to-book ratios and forward earnings. These are the companies with the free cash flow to invest in their own businesses, buy back shares and engage in merger-and-acquisition activity - affording them the potential to prosper regardless of the economic backdrop.


Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

July 11, 2006



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Performance Data (continued)


Recent Performance Results

                                                        6-Month           12-Month           10-Year
As of June 30, 2006                                   Total Return      Total Return       Total Return
ML Basic Value Fund, Inc. Class A Shares*                +5.72%            +11.89%           +137.95%
ML Basic Value Fund, Inc. Class B Shares*                +5.30             +11.01            +123.71
ML Basic Value Fund, Inc. Class C Shares*                +5.31             +11.02            +120.08
ML Basic Value Fund, Inc. Class I Shares*                +5.86             +12.18            +144.01
ML Basic Value Fund, Inc. Class R Shares*                +5.58             +11.59            +133.02
S&P 500 (R) Index**                                      +2.71             + 8.63            +122.36
S&P 500 Citigroup Value Index***                         +6.52             +14.90            +142.57

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
    markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value"
    performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Citigroup Value Index++++++. Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class A Shares*

Date                                      Value

June 1996                               $ 9,475.00
June 1997                               $12,284.00
June 1998                               $15,096.00
June 1999                               $17,248.00
June 2000                               $16,180.00
June 2001                               $17,606.00
June 2002                               $15,735.00
June 2003                               $15,588.00
June 2004                               $19,469.00
June 2005                               $20,149.00
June 2006                               $22,546.00


ML Basic Value Fund, Inc.++
Class B Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $12,861.00
June 1998                               $15,688.00
June 1999                               $17,789.00
June 2000                               $16,554.00
June 2001                               $17,883.00
June 2002                               $15,857.00
June 2003                               $15,584.00
June 2004                               $19,316.00
June 2005                               $19,993.00
June 2006                               $22,371.00


ML Basic Value Fund, Inc.++
Class C Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $12,860.00
June 1998                               $15,687.00
June 1999                               $17,784.00
June 2000                               $16,548.00
June 2001                               $17,872.00
June 2002                               $15,853.00
June 2003                               $15,576.00
June 2004                               $19,303.00
June 2005                               $19,825.00
June 2006                               $22,008.00


ML Basic Value Fund, Inc.++
Class I Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $12,995.00
June 1998                               $16,013.00
June 1999                               $18,341.00
June 2000                               $17,244.00
June 2001                               $18,814.00
June 2002                               $16,862.00
June 2003                               $16,738.00
June 2004                               $20,961.00
June 2005                               $21,752.00
June 2006                               $24,401.00


ML Basic Value Fund, Inc.++
Class R Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $12,931.00
June 1998                               $15,855.00
June 1999                               $18,069.00
June 2000                               $16,903.00
June 2001                               $18,350.00
June 2002                               $16,364.00
June 2003                               $16,229.00
June 2004                               $20,218.00
June 2005                               $20,882.00
June 2006                               $23,302.00


S&P 500 Index++++

Date                                      Value

June 1996                               $10,000.00
June 1997                               $13,470.00
June 1998                               $17,533.00
June 1999                               $21,523.00
June 2000                               $23,083.00
June 2001                               $19,659.00
June 2002                               $16,123.00
June 2003                               $16,164.00
June 2004                               $19,252.00
June 2005                               $20,470.00
June 2006                               $22,236.00


S&P 500 Citigroup Value Index++++++

Date                                      Value

June 1996                               $10,000.00
June 1997                               $13,107.00
June 1998                               $16,550.00
June 1999                               $19,087.00
June 2000                               $17,534.00
June 2001                               $17,557.00
June 2002                               $15,981.00
June 2003                               $15,482.00
June 2004                               $18,982.00
June 2005                               $21,112.00
June 2006                               $24,257.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests all of its assets in Master Basic Value Trust. The
       Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been indentified as being on the value end of the growth-value spectrum.

       Past performance is not indicative of future results.




Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                    +11.89%           +6.02%
Five Years Ended 6/30/06                  + 5.07            +3.94
Ten Years Ended 6/30/06                   + 9.06            +8.47



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                    +11.01%           +7.01%
Five Years Ended 6/30/06                  + 4.26            +3.93
Ten Years Ended 6/30/06                   + 8.38            +8.38



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                    +11.02%           +10.02%
Five Years Ended 6/30/06                  + 4.25            + 4.25
Ten Years Ended 6/30/06                   + 8.21            + 8.21



Class I Shares                                              Return

One Year Ended 6/30/06                                      +12.18%
Five Years Ended 6/30/06                                    + 5.34
Ten Years Ended 6/30/06                                     + 9.33



Class R Shares                                              Return

One Year Ended 6/30/06                                      +11.59%
Five Years Ended 6/30/06                                    + 4.89
Ten Years Ended 6/30/06                                     + 8.83


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value        January 1, 2006 to
                                                      January 1,             June 30,               June 30,
                                                          2006                  2006                   2006
Actual

Class A                                                  $1,000              $1,057.20                $4.10
Class B                                                  $1,000              $1,053.00                $8.04
Class C                                                  $1,000              $1,053.10                $8.09
Class I                                                  $1,000              $1,058.60                $2.82
Class R                                                  $1,000              $1,055.80                $5.38

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.91                $4.03
Class B                                                  $1,000              $1,017.07                $7.90
Class C                                                  $1,000              $1,017.02                $7.95
Class I                                                  $1,000              $1,022.16                $2.77
Class R                                                  $1,000              $1,019.66                $5.29

 * For each class of the Fund, expenses are equal to the expense ratio for the class (.80% for Class A,
   1.57% for Class B, 1.58% for Class C, .55% for Class I and 1.05% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statement of Assets and Liabilities                                                          Merrill Lynch Basic Value Fund, Inc.

As of June 30, 2006
Assets

       Investment in Master Basic Value Trust (the "Trust"), at value
       (identified cost--$5,397,884,893)                                                                          $ 7,575,510,196
       Prepaid expenses                                                                                                    48,659
                                                                                                                  ---------------
       Total assets                                                                                                 7,575,558,855
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $     1,804,402
           Other affiliates                                                                            748,685          2,553,087
                                                                                               ---------------
       Accrued expenses                                                                                                    91,602
                                                                                                                  ---------------
       Total liabilities                                                                                                2,644,689
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 7,572,914,166
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              $     6,933,160
       Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                    2,687,659
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    2,450,651
       Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                   11,122,479
       Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                       84,781
       Paid-in capital in excess of par                                                                             4,725,481,758
       Undistributed investment income--net                                                    $    51,442,220
       Undistributed realized capital gains allocated from the Trust--net                          595,086,155
       Unrealized appreciation allocated from the Trust--net                                     2,177,625,303
                                                                                               ---------------
       Total accumulated earnings--net                                                                              2,824,153,678
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 7,572,914,166
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $2,266,626,108 and 69,331,604 shares outstanding                           $         32.69
                                                                                                                  ===============
       Class B--Based on net assets of $860,120,859 and 26,876,593 shares outstanding                             $         32.00
                                                                                                                  ===============
       Class C--Based on net assets of $763,450,954 and 24,506,508 shares outstanding                             $         31.15
                                                                                                                  ===============
       Class I--Based on net assets of $3,655,602,465 and 111,224,785 shares outstanding                          $         32.87
                                                                                                                  ===============
       Class R--Based on net assets of $27,113,780 and 847,811 shares outstanding                                 $         31.98
                                                                                                                  ===============

       See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statement of Operations                                                                      Merrill Lynch Basic Value Fund, Inc.

For the Year Ended June 30, 2006
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $   163,938,393
           Interest from affiliates                                                                                     1,897,650
           Securities lending--net                                                                                        608,877
           Expenses                                                                                                  (34,134,139)
                                                                                                                  ---------------
       Total income                                                                                                   132,310,781
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B                                      $    10,429,660
       Account maintenance and distribution fees--Class C                                            7,599,906
       Account maintenance fees--Class A                                                             5,705,290
       Transfer agent fees--Class I                                                                  4,988,055
       Transfer agent fees--Class A                                                                  2,941,498
       Transfer agent fees--Class B                                                                  1,593,210
       Transfer agent fees--Class C                                                                  1,192,331
       Printing and shareholder reports                                                                295,278
       Professional fees                                                                               189,303
       Account maintenance and distribution fees--Class R                                              135,180
       Registration fees                                                                               118,756
       Directors' fees and expenses                                                                     35,555
       Transfer agent fees--Class R                                                                     34,670
       Other                                                                                            35,327
                                                                                               ---------------
       Total expenses                                                                                                  35,294,019
                                                                                                                  ---------------
       Investment income--net                                                                                          97,016,762
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

       Realized gain on investments, foreign currency transactions and options written--net        743,616,921
       Net increase from payments by affiliates                                                      6,195,151
       Change in unrealized appreciation/depreciation on investments (includes payments
       by affiliates) and options written--net                                                      52,424,461
                                                                                               ---------------
       Total realized and unrealized gain--net                                                                        802,236,533
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   899,253,295
                                                                                                                  ===============

       See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statements of Changes in Net Assets                                                          Merrill Lynch Basic Value Fund, Inc.

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $    97,016,762    $    99,145,218
       Realized gain--net                                                                          749,812,072        600,591,605
       Change in unrealized appreciation/depreciation--net                                          52,424,461      (411,521,052)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        899,253,295        288,215,771
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                (28,120,646)       (24,977,124)
           Class B                                                                                 (4,412,874)        (4,497,660)
           Class C                                                                                 (4,018,853)        (3,224,139)
           Class I                                                                                (57,968,619)       (56,515,218)
           Class R                                                                                   (278,358)          (200,856)
       Realized gain--net:
           Class A                                                                               (109,263,240)       (97,088,385)
           Class B                                                                                (57,000,078)       (66,074,692)
           Class C                                                                                (37,857,410)       (32,199,533)
           Class I                                                                               (190,415,930)      (180,466,939)
           Class R                                                                                 (1,272,507)          (854,418)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (490,608,515)      (466,098,964)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                      (1,052,404,332)      (337,437,451)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (643,759,552)      (515,320,644)
       Beginning of year                                                                         8,216,673,718      8,731,994,362
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 7,572,914,166    $ 8,216,673,718
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    51,442,220    $    49,207,459
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Financial Highlights                                                                         Merrill Lynch Basic Value Fund, Inc.

The following per share
data and ratios have
been derived from                        Class A                                                 Class B
information provided
in the financial               For the Year Ended June 30,                             For the Year Ended June 30,
statements.            2006        2005       2004      2003        2002        2006       2005      2004        2003      2002
Per Share Operating Performance

Net asset value,
beginning of year $    31.03  $   31.74  $   25.72  $   27.01  $   33.63  $    30.39  $   31.08  $   25.19   $   26.44  $   32.98
                  ------------------------------------------------------  -------------------------------------------------------
Investment
income--net**            .40        .38        .33        .29        .27         .15        .14        .10         .11        .05
Realized and
unrealized
gain (loss)--net        3.16        .63       6.02      (.63)     (3.52)        3.09        .62       5.92       (.63)     (3.46)
                  ------------------------------------------------------  -------------------------------------------------------
Total from
investment
operations              3.56       1.01       6.35      (.34)     (3.25)        3.24        .76       6.02       (.52)     (3.41)
                  ------------------------------------------------------  -------------------------------------------------------
Less dividends
and distributions:
   Investment
   income--net         (.39)      (.35)      (.33)      (.28)      (.32)       (.12)      (.08)      (.13)       (.06)      (.08)
   Realized
   gain--net          (1.51)     (1.37)         --      (.67)     (3.05)      (1.51)     (1.37)         --       (.67)     (3.05)
                 -------------------------------------------------------  -------------------------------------------------------
Total dividends
and distributions     (1.90)     (1.72)      (.33)      (.95)     (3.37)      (1.63)     (1.45)      (.13)       (.73)     (3.13)
                  ------------------------------------------------------  -------------------------------------------------------
Net asset value,
end of year       $    32.69  $   31.03  $   31.74  $   25.72  $   27.01  $    32.00  $   30.39  $   31.08   $   25.19  $   26.44
                  ======================================================  =======================================================

Total Investment Return*

Based on net
asset value
per share           11.89%++      3.49%     24.90%     (.94%)   (10.62%)   11.01%+++      2.72%     23.95%     (1.72%)   (11.33%)
                  ======================================================  =======================================================

Ratios to Average Net Assets+

Expenses                .82%       .82%       .81%       .85%       .81%       1.59%      1.59%      1.58%       1.63%      1.58%
                  ======================================================  =======================================================
Investment
income--net            1.28%      1.24%      1.11%      1.23%       .94%        .50%       .47%       .35%        .45%       .17%
                  ======================================================  =======================================================

Supplemental Data

Net assets, end
of year
(in thousands)    $2,266,626 $2,242,881 $2,223,869 $1,679,935 $1,737,025  $  860,121 $1,212,392 $1,594,286  $1,626,835 $2,099,660
                  ======================================================  =======================================================
Portfolio turnover
of the Trust          41.60%     45.10%     33.32%     31.92%     38.15%      41.60%     45.10%     33.32%      31.92%     38.15%
                  ======================================================  =======================================================

    * Total investment returns exclude the effect of sales charges.

   ** Based on average shares outstanding.

    + Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++ For the year ended June 30, 2006, +.10% of the Fund's Class A Shares total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +11.79%.

  +++ For the year ended June 30, 2006, +.10% of the Fund's Class B Shares total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +10.91%.

      See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Financial Highlights (continued)                                                             Merrill Lynch Basic Value Fund, Inc.

The following per share
data and ratios have
been derived from                        Class C                                                 Class I
information provided
in the financial               For the Year Ended June 30,                             For the Year Ended June 30,
statements.            2006        2005       2004      2003        2002        2006       2005      2004        2003      2002
Per Share Operating Performance

Net asset value,
beginning of year  $   29.66  $   30.42  $   24.68  $   25.96  $   32.47  $    31.19  $   31.89  $   25.83   $   27.14  $   33.77
                   -----------------------------------------------------  -------------------------------------------------------
Investment
income--net**            .15        .14        .09        .10        .05         .48        .46        .40         .35        .35
Realized and
unrealized gain
(loss)--net             3.01        .61       5.79      (.62)     (3.39)        3.18        .64       6.06       (.65)     (3.53)
                   -----------------------------------------------------  -------------------------------------------------------
Total from
investment
operations              3.16        .75       5.88      (.52)     (3.34)        3.66       1.10       6.46       (.30)     (3.18)
                   -----------------------------------------------------  -------------------------------------------------------
Less dividends
and distributions:
   Investment
   income--net         (.16)      (.14)      (.14)      (.09)      (.12)       (.47)      (.43)      (.40)       (.34)      (.40)
   Realized
   gain--net          (1.51)     (1.37)         --      (.67)     (3.05)      (1.51)     (1.37)         --       (.67)     (3.05)
                   -----------------------------------------------------  -------------------------------------------------------
Total dividends
and distributions     (1.67)     (1.51)      (.14)      (.76)     (3.17)      (1.98)     (1.80)      (.40)      (1.01)     (3.45)
                   -----------------------------------------------------  -------------------------------------------------------

Net asset value,
end of year        $   31.15  $   29.66  $   30.42  $   24.68  $   25.96   $   32.87  $   31.19  $   31.89   $   25.83 $    27.14
                   =====================================================  =======================================================

Total Investment Return*

Based on net asset
value per share     11.02%++      2.70%     23.93%    (1.75%)   (11.30%)   12.18%+++      3.77%     25.23%      (.74%)   (10.38%)
                  ======================================================  =======================================================

Ratios to Average Net Assets+

Expenses               1.59%      1.59%      1.59%      1.64%      1.59%        .57%       .57%       .56%        .60%       .56%
                  ======================================================  =======================================================
Investment
income--net             .50%       .46%       .33%       .45%       .16%       1.52%      1.49%      1.36%       1.48%      1.19%
                  ======================================================  =======================================================

Supplemental Data

Net assets,
end of year
(in thousands)    $  763,451  $ 743,882  $ 679,667  $ 502,623  $ 541,921  $3,655,602 $3,992,702 $4,220,353  $3,564,283 $3,909,901
                  ======================================================  =======================================================
Portfolio turnover
of the Trust          41.60%     45.10%     33.32%     31.92%     38.15%      41.60%     45.10%     33.32%      31.92%     38.15%
                  ======================================================  =======================================================

    * Total investment returns exclude the effect of sales charges.

   ** Based on average shares outstanding.

    + Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++ For the year ended June 30, 2006, +.10% of the Fund's Class C Shares total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +10.92%.

  +++ For the year ended June 30, 2006, +.10% of the Fund's Class I Shares total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +12.08%.

      See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Financial Highlights (concluded)                                                             Merrill Lynch Basic Value Fund, Inc.
                                                                                        Class R

                                                                                                                 For the Period
                                                                                                               January 3, 2003++
The following per share data and ratios have been derived                       For the Year Ended June 30,       to June 30,
from information provided in the financial statements.                     2006            2005           2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      30.41   $      31.17   $      25.36   $      23.65
                                                                        ------------   ------------   ------------   ------------
       Investment income--net***                                                 .32            .30            .25            .21
       Realized and unrealized gain--net                                        3.08            .63           5.93           1.50
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         3.40            .93           6.18           1.71
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                                              (.32)          (.32)          (.37)             --
           Realized gain--net                                                 (1.51)         (1.37)             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                      (1.83)         (1.69)          (.37)             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      31.98   $      30.41   $      31.17   $      25.36
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                               11.59%++++++          3.28%         24.58%       7.23%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets++++

       Expenses                                                                1.07%          1.07%          1.07%         1.10%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                  1.02%           .98%           .80%         1.09%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     27,114   $     24,817   $     13,821   $          1
                                                                        ============   ============   ============   ============
       Portfolio turnover of the Trust                                        41.60%         45.10%         33.32%         31.92%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns exclude the effect of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

    ++++++ For the year ended June 30, 2006, +.10% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +11.49%.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements
                                           Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at June 30, 2006 was 99.9%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to a front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $17,349 has been reclassified between undistributed net realized capital gains allocated from the Trust and undistributed net investment income as a result of a permanent difference attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

The Fund may pay a monthly investment advisory fee based upon the average daily value of the Fund's net assets at the following annual rates: .60% of the Fund's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and ..40% of average daily net assets in excess of $200 million. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements (continued)
                                           Merrill Lynch Basic Value Fund, Inc.


FAM compensated the Trust, and the allocated portion to the Fund is approximately $1,376,400 (including $1,159,600 of a cost basis adjustment of an investment held by the Trust) as a result of a securities class action entitlement recovery and approximately $5,978,300 as a result of a corporate action.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 64,594          $ 812,266
Class I                                     $  5,405          $  62,807


For the year ended June 30, 2006, additionally, MLPF&S received contingent deferred sales charges of $864,248 and $86,497 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,279 relating to transactions subject to a front end sales charge waiver in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FAM, PSI, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,052,404,332 and $337,437,451 for the years ended June 30, 2006 and June 30,
2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,904,314    $   186,825,298
Automatic conversion of shares             6,772,815        214,204,975
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,956,309        122,304,905
                                     ---------------    ---------------
Total issued                              16,633,438        523,335,178
Shares redeemed                         (19,576,052)      (618,742,750)
                                     ---------------    ---------------
Net decrease                             (2,942,614)    $  (95,407,572)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                8,300,055    $   255,797,925
Automatic conversion of shares             6,496,022        200,664,446
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,643,838        108,295,384
                                     ---------------    ---------------
Total issued                              18,439,915        564,757,755
Shares redeemed                         (16,237,018)      (500,924,244)
                                     ---------------    ---------------
Net increase                               2,202,897    $    63,833,511
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                2,714,708    $    84,109,870
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,817,155         55,133,538
                                     ---------------    ---------------
Total issued                               4,531,863        139,243,408
                                     ---------------    ---------------
Automatic conversion of shares           (6,907,670)      (214,204,975)
Shares redeemed                         (10,645,064)      (329,435,474)
                                     ---------------    ---------------
Total redeemed                          (17,552,734)      (543,640,449)
                                     ---------------    ---------------
Net decrease                            (13,020,871)    $ (404,397,041)
                                     ===============    ===============



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements (concluded)
                                           Merrill Lynch Basic Value Fund, Inc.



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                4,873,763    $   146,971,279
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,167,927         63,264,900
                                     ---------------    ---------------
Total issued                               7,041,690        210,236,179
                                     ---------------    ---------------
Automatic conversion of shares           (6,621,714)      (200,664,446)
Shares redeemed                         (11,818,181)      (357,216,387)
                                     ---------------    ---------------
Total redeemed                          (18,439,895)      (557,880,833)
                                     ---------------    ---------------
Net decrease                            (11,398,205)    $ (347,644,654)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,570,295    $   138,125,124
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,267,545         37,460,641
                                     ---------------    ---------------
Total issued                               5,837,840        175,585,765
Shares redeemed                          (6,410,804)      (193,530,696)
                                     ---------------    ---------------
Net decrease                               (572,964)    $  (17,944,931)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                6,513,275    $   191,855,719
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,111,391         31,741,387
                                     ---------------    ---------------
Total issued                               7,624,666        223,597,106
Shares redeemed                          (4,889,157)      (144,552,781)
                                     ---------------    ---------------
Net increase                               2,735,509    $    79,044,325
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                               12,162,295    $   388,148,242
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,232,379        224,517,087
                                     ---------------    ---------------
Total issued                              19,394,674        612,665,329
Shares redeemed                         (36,187,671)    (1,148,235,609)
                                     ---------------    ---------------
Net decrease                            (16,792,997)    $ (535,570,280)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                               16,023,285    $   495,781,348
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,112,367        212,097,286
                                     ---------------    ---------------
Total issued                              23,135,652        707,878,634
Shares redeemed                         (27,459,560)      (851,852,034)
                                     ---------------    ---------------
Net decrease                             (4,323,908)    $ (143,973,400)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  327,779    $    10,136,303
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              51,206          1,550,612
                                     ---------------    ---------------
Total issued                                 378,985         11,686,915
Shares redeemed                            (347,382)       (10,771,423)
                                     ---------------    ---------------
Net increase                                  31,603    $       915,492
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  612,618    $    18,597,681
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              35,703          1,047,937
                                     ---------------    ---------------
Total issued                                 648,321         19,645,618
Shares redeemed                            (275,451)        (8,342,851)
                                     ---------------    ---------------
Net increase                                 372,870    $    11,302,767
                                     ===============    ===============



4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005

Distributions paid from:
   Ordinary income                   $   111,213,802    $   115,248,569
   Net long-term capital gains           379,394,713        350,850,395
                                     ---------------    ---------------
Total taxable distributions          $   490,608,515    $   466,098,964
                                     ===============    ===============


As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $   175,298,794
Undistributed long-term capital gains--net                  572,825,469
                                                        ---------------
Total undistributed earnings--net                           748,124,263
Capital loss carryforward                                            --
Unrealized gains--net                                    2,076,029,415*
                                                        ---------------
Total accumulated earnings--net                         $ 2,824,153,678
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Report of Independent Registered Public Accounting Firm

                                           Merrill Lynch Basic Value Fund, Inc.



To the Shareholders and Board of Directors of Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006



Important Tax Information (unaudited)


All of the ordinary income distributions paid by Merrill Lynch Basic Value Fund, Inc. during the taxable year ended June 30, 2006 qualify for the dividends received deductions for corporations and consist entirely of qualified dividend income for individuals.

Additionally, the Fund distributed long-term capital gains of $1.276489 per share to shareholders of record on August 10, 2005 and $.175360 per share to shareholders of record on December 5, 2005.




MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Portfolio Information                                  Master Basic Value Trust



As of June 30, 2006


                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

Exxon Mobil Corp.                                  4.2%
JPMorgan Chase & Co.                               3.9
Wells Fargo & Co.                                  3.4
Morgan Stanley                                     3.3
Bank of America Corp.                              2.9
International Business Machines Corp.              2.8
Raytheon Co.                                       2.5
Citigroup, Inc.                                    2.5
Time Warner, Inc.                                  2.4
Kimberly-Clark Corp.                               2.2





                                               Percent of
                                                 Total
Investment Criteria                           Investments

Above-Average Yield                               30.1%
Below-Average Price/Earnings Ratio                26.2
Low Price-to-Book Value                           24.6
Special Situations                                 6.7
Low Price-to-Earnings Per Share                    0.8
Other*                                            11.6


 * Includes portfolio holdings in short-term investments and options.




MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Schedule of Investments                                                                                  Master Basic Value Trust

                                                                                                                       Percent of
       Industry                              Shares Held    Common Stocks                                    Value     Net Assets
Above-Average Yield

       Diversified Telecommunication           3,714,000    AT&T, Inc. (e)                             $     103,583,460     1.4%
          Services
       Metals & Mining                         5,148,200    Alcoa, Inc.                                      166,595,752     2.2
       Tobacco                                   103,500    Altria Group, Inc.                                 7,600,005     0.1
       Capital Markets                         4,432,100    The Bank of New York Co., Inc.                   142,713,620     1.9
       Diversified Telecommunication           2,814,600    BellSouth Corp.                                  101,888,520     1.3
          Services
       Multi-Utilities                           786,700    Dominion Resources, Inc. (e)                      58,837,293     0.8
       Chemicals                               3,643,000    E.I. du Pont de Nemours & Co. (e)                151,548,800     2.0
       Pharmaceuticals                         1,817,500    Eli Lilly & Co. (e)                              100,453,225     1.3
       Oil, Gas & Consumable Fuels             5,239,600    Exxon Mobil Corp.                                321,449,460     4.2
       Industrial Conglomerates                4,296,400    General Electric Co.                             141,609,344     1.9
       Food Products                           2,961,700    General Mills, Inc.                              153,001,422     2.0
       Pharmaceuticals                         2,211,900    GlaxoSmithKline Plc (b)                          123,424,020     1.6
       Aerospace & Defense                     2,946,800    Honeywell International, Inc.                    118,756,040     1.6
       Paper & Forest Products                 2,081,100    International Paper Co. (e)                       67,219,530     0.9
       Diversified Financial Services          7,122,592    JPMorgan Chase & Co.                             299,148,864     3.9
       Pharmaceuticals                         1,486,600    Johnson & Johnson                                 89,077,072     1.2
       Pharmaceuticals                         5,738,600    Pfizer, Inc.                                     134,684,942     1.8
       Multi-Utilities                         1,579,200    Public Service Enterprise Group, Inc.            104,416,704     1.4
       Electric Utilities                      2,126,900    The Southern Co.                                  68,167,145     0.9
       Diversified Telecommunication           3,106,000    Verizon Communications, Inc.                     104,019,940     1.4
          Services
                                                                                                       -----------------   ------
                                                                                                           2,558,195,158    33.8

Below-Average Price/Earnings Ratio

       Insurance                               1,381,100    The Allstate Corp. (e)                            75,587,603     1.0
       Insurance                               2,339,300    American International Group, Inc.               138,135,665     1.8
       Diversified Financial Services          4,572,200    Bank of America Corp.                            219,922,820     2.9
       Health Care Equipment & Supplies        3,387,000    Baxter International, Inc.                       124,506,120     1.6
       Food Products                             396,300    Cadbury Schweppes Plc (b)                         15,384,366     0.2
       Diversified Financial Services          3,860,300    Citigroup, Inc.                                  186,220,872     2.5
       Beverages                               5,680,500    Coca-Cola Enterprises, Inc.                      115,711,785     1.5
       Media                                     866,300    Gannett Co., Inc. (e)                             48,452,159     0.6
       Insurance                               2,913,600    Genworth Financial, Inc. Class A                 101,509,824     1.3
       Computers & Peripherals                 3,379,500    Hewlett-Packard Co.                              107,062,560     1.4
       Semiconductors & Semiconductor            408,200    Intel Corp.                                        7,735,390     0.1
          Equipment
       Household Durables                      2,649,400    Koninklijke Philips Electronics NV                82,502,316     1.1
       Food Products                           1,674,400    Kraft Foods, Inc. (e)                             51,738,960     0.7
       Food & Staples Retailing                1,041,000    The Kroger Co.                                    22,756,260     0.3
       Hotels, Restaurants & Leisure           3,259,900    McDonald's Corp.                                 109,532,640     1.5
       Capital Markets                         3,947,400    Morgan Stanley                                   249,515,154     3.3
       Aerospace & Defense                     2,351,800    Northrop Grumman Corp.                           150,656,308     2.0
       Pharmaceuticals                         5,161,700    Schering-Plough Corp.                             98,227,151     1.3
       Food Products                           5,661,300    Unilever NV (b)                                  127,662,315     1.7
       IT Services                            15,517,775    Unisys Corp. (a)(e)                               97,451,627     1.3
       Office Electronics                      6,511,700    Xerox Corp. (a)(e)                                90,577,747     1.2
                                                                                                       -----------------   ------
                                                                                                           2,220,849,642    29.3


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Schedule of Investments (continued)                                                                      Master Basic Value Trust
                                                                                                                       Percent of
       Industry                              Shares Held    Common Stocks                                    Value     Net Assets
Low Price-to-Book Value

       Oil, Gas & Consumable Fuels               945,500    Anadarko Petroleum Corp.                   $      45,090,895     0.6%
       Oil, Gas & Consumable Fuels             1,209,600    Chevron Corp.                                     75,067,776     1.0
       Media                                   3,750,400    Comcast Corp. Special Class A (a)(e)             122,938,112     1.6
       Machinery                                 785,900    Deere & Co. (e)                                   65,614,791     0.9
       Energy Equipment & Services             2,484,900    GlobalSantaFe Corp. (e)                          143,502,975     1.9
       Energy Equipment & Services               989,200    Halliburton Co. (e)                               73,408,532     1.0
       Insurance                               1,102,000    Hartford Financial Services Group, Inc.           93,229,200     1.2
       Household Products                      2,728,700    Kimberly-Clark Corp. (e)                         168,360,790     2.2
       Semiconductors & Semiconductor         12,036,615    LSI Logic Corp. (a)(e)                           107,727,704     1.4
          Equipment
       Insurance                               1,832,600    Marsh & McLennan Cos., Inc.                       49,278,614     0.7
       Communications Equipment                  739,200    Motorola, Inc.                                    14,894,880     0.2
       Aerospace & Defense                     4,260,300    Raytheon Co.                                     189,881,571     2.5
       Insurance                               3,620,076    The St. Paul Travelers Cos., Inc.                161,382,988     2.1
       Computers & Peripherals                16,983,800    Sun Microsystems, Inc. (a)(e)                     70,482,770     0.9
       Media                                  10,349,000    Time Warner, Inc.                                179,037,700     2.4
       Industrial Conglomerates                5,879,000    Tyco International Ltd.                          161,672,500     2.1
       Media                                   3,535,100    Walt Disney Co. (e)                              106,053,000     1.4
       Commercial Banks                        3,876,500    Wells Fargo & Co.                                260,035,620     3.4
                                                                                                       -----------------   ------
                                                                                                           2,087,660,418    27.5

Low Price-to-Earnings Per Share

       Insurance                               1,186,300    XL Capital Ltd. Class A (e)                       72,720,190     0.9

Special Situations

       Energy Equipment & Services             1,420,000    BJ Services Co. (e)                               52,909,200     0.7
       Semiconductors & Semiconductor          5,106,700    Fairchild Semiconductor International,
          Equipment                                         Inc. (a)(e)                                       92,788,739     1.2
       Specialty Retail                        5,104,400    The Gap, Inc. (e)                                 88,816,560     1.2
       Computers & Peripherals                 2,730,800    International Business Machines Corp.            209,780,056     2.8
       Media                                  11,052,800    Interpublic Group of Cos., Inc. (a)(e)            92,290,880     1.2
       Communications Equipment                1,557,400    Nokia Oyj (b)                                     31,552,924     0.4
                                                                                                       -----------------   ------
                                                                                                             568,138,359     7.5

                                                            Total Common Stocks
                                                            (Cost--$5,327,139,359)                         7,507,563,767    99.0


                                     Beneficial Interest    Short-Term Securities

                                            $982,562,600    Merrill Lynch Liquidity Series, LLC
                                                               Money Market Series, 5.22% (c)(d)(f)          982,562,600    13.0

                                                            Total Short-Term Securities
                                                            (Cost--$982,562,600)                             982,562,600    13.0


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Schedule of Investments (concluded)                                                                      Master Basic Value Trust

                                               Number of                                                               Percent of
                                               Contracts    Options Purchased                                Value     Net Assets
       Put Options Purchased                      10,000    Wells Fargo & Co., expiring July 2006
                                                               at USD 67, Broker Morgan Stanley        $         946,000     0.0%

                                                            Total Options Purchased
                                                            (Premiums Paid--$2,108,770)                          946,000     0.0

                                                            Total Investments
                                                            (Cost--$6,311,810,729)                         8,491,072,367   112.0


                                                            Options Written
       Call Options Written                       10,000    McDonald's Corp., expiring September 2006
                                                               at USD 40                                       (100,000)     0.0
                                                  10,000    Wells Fargo & Co., expiring October 2006
                                                               at USD 70, Broker Morgan Stanley              (1,344,000)     0.0

                                                            Total Options Written
                                                            (Premiums Received--$2,439,994)                  (1,444,000)     0.0

       Total Investments, Net of Options Written (Cost--$6,309,370,735*)                                   8,489,628,367   112.0
       Liabilities in Excess of Other Assets                                                               (908,313,704)   (12.0)
                                                                                                       -----------------   ------
       Net Assets                                                                                      $   7,581,314,663   100.0%
                                                                                                       =================   ======


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    6,334,747,259
                                                 ==================
    Gross unrealized appreciation                $    2,277,450,814
    Gross unrealized depreciation                     (122,569,706)
                                                 ------------------
    Net unrealized appreciation                  $    2,154,881,108
                                                 ==================


(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net              Interest
    Affiliate                                   Activity            Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $(335,609,701)      $1,899,463
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $  853,802,750      $  609,387


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of 6/30/2006.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications and investment criteria are unaudited.

    See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statement of Assets and Liabilities                                                                      Master Basic Value Trust

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $952,706,625) (identified cost--$5,327,139,359)                                                         $ 7,507,563,767
       Investments in affiliated securities, at value (identified cost--$982,562,600)                                 982,562,600
       Options purchased, at value (premiums paid--$2,108,770)                                                            946,000
       Receivables:
           Securities sold                                                                     $   149,535,076
           Dividends                                                                                 7,956,743
           Contributions                                                                             7,620,805
           Securities lending                                                                           73,419
           Interest from affiliates                                                                     61,470        165,247,513
                                                                                               ---------------
       Prepaid expenses                                                                                                    43,983
                                                                                                                  ---------------
       Total assets                                                                                                 8,656,363,863
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      982,562,600
       Bank overdraft                                                                                                  30,783,400
       Options written, at value (premiums received--$2,439,994)                                                        1,444,000
       Payables:
           Securities purchased                                                                     39,336,700
           Withdrawals                                                                              18,018,779
           Investment adviser                                                                        2,325,854
           Other affiliates                                                                             39,906         59,721,239
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             537,961
                                                                                                                  ---------------
       Total liabilities                                                                                            1,075,049,200
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 7,581,314,663
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 5,401,057,031
       Unrealized appreciation--net                                                                                 2,180,257,632
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 7,581,314,663
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statement of Operations                                                                                  Master Basic Value Trust

For the Year Ended June 30, 2006
Investment Income

       Dividends (net of $1,462,514 foreign withholding tax)                                                      $   164,088,675
       Interest from affiliates                                                                                         1,899,463
       Securities lending--net                                                                                            609,387
                                                                                                                  ---------------
       Total income                                                                                                   166,597,525
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    32,195,947
       Accounting services                                                                           1,136,012
       Custodian fees                                                                                  332,358
       Professional fees                                                                               248,367
       Trustees' fees and expenses                                                                      54,298
       Printing and shareholder reports                                                                  1,720
       Pricing fees                                                                                      1,319
       Other                                                                                           195,418
                                                                                               ---------------
       Total expenses                                                                                                  34,165,439
                                                                                                                  ---------------
       Investment income--net                                                                                         132,432,086
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        778,140,751
           Foreign currency transactions--net                                                           17,368
           Options written--net                                                                   (33,568,590)        744,589,529
                                                                                               ---------------
       Net increase from payments by affiliates                                                                         6,201,084
       Change in unrealized appreciation/depreciation on:
           Investments--net (includes payment of $1,160,700 by affiliates)                          50,856,399
           Options written--net                                                                      1,371,628         52,228,027
                                                                                                --------------    ---------------
       Total realized and unrealized gain--net                                                                        803,018,640
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   935,450,726
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Statements of Changes in Net Assets                                                                      Master Basic Value Trust
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $   132,432,086    $   138,365,657
       Realized gain--net                                                                          750,790,613        601,504,174
       Change in unrealized appreciation/depreciation--net                                          52,228,027      (412,242,871)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        935,450,726        327,626,960
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 807,530,243      1,525,901,828
       Fair value of withdrawals                                                               (2,390,594,118)    (2,371,841,107)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                            (1,583,063,875)      (845,939,279)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (647,613,149)      (518,312,319)
       Beginning of year                                                                         8,228,927,812      8,747,240,131
                                                                                               ---------------    ---------------
       End of year                                                                             $ 7,581,314,663    $ 8,228,927,812
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Financial Highlights                                                                                     Master Basic Value Trust

The following ratios have been derived from                                      For the Year Ended June 30,
information provided in the financial statements.             2006            2005           2004          2003           2002
Total Investment Return

       Total investment return                                12.32%*          3.91%         25.38%         (.09%)        (9.93%)
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                  .43%           .43%           .43%           .43%           .42%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   1.66%          1.63%          1.50%          1.66%          1.33%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $  7,581,315   $  8,228,928   $  8,747,240   $  7,388,495   $  8,307,176
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                      41.60%         45.10%         33.32%         31.92%         38.15%
                                                         ============   ============   ============   ============   ============

         * For the year ended June 30, 2006, +.10% of the Trust's total return consists of payments by the
           Investment Adviser for compensation as a result of a securities class action entitlement recovery and a result of a corporate action. Excluding these items the total return would have been +12.22%.

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements                          Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements (continued)              Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft--The Fund recorded a bank over-draft resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Notes to Financial Statements (concluded)              Master Basic Value Trust


FAM compensated the Trust approximately $1,377,700 as a result of a securities class action entitlement recovery and approximately $5,984,000 as a result of a corporate action. Approximately $1,160,700 of the $1,377,700 resulted in the cost basis adjustment of a security as a result of this class action entitlement.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2006, the Trust lent securities with a value of $316,293,382 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended June 30, 2006, MLIM, LLC received $264,621 in securities lending agent fees.

In addition, MLPF&S received $2,332,377 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2006.

For the year ended June 30, 2006, the Trust reimbursed FAM $176,539 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $3,286,300,303 and $4,506,021,722, respectively.

Transactions in call options written for the year ended June 30, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                          30,400    $     4,796,366
Options written                              221,630         51,448,332
Options closed                             (176,000)       (44,555,862)
Options expired                             (56,030)        (9,248,842)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                20,000    $     2,439,994
                                     ===============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended June 30, 2006.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Report of Independent Registered Public Accounting Firm

                                                       Master Basic Value Trust


To the Investors and Board of Trustees
of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust (the "Trust") as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by Each Board

Merrill Lynch Basic Value Fund, Inc. is a "feeder" fund that invests all of its assets in the Master Basic Value Trust, which has the same investment objectives and strategies as the Fund. All investments are made at the Trust level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust considered a new investment advisory agreement between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders of the Fund and the Trust's other feeder fund, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Fund considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Fund and BlackRock Advisors, however, no management/ advisory fee will be charged to the Fund so long as the Fund remains invested in the Trust.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the New Investment Advisory Agreements at meetings held on May 8, 2006.

To assist the Boards in their consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 8, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. Representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/ trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with the Boards' review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreements, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreements, but will remain the same;

* that in November 2005, each Board performed a full annual review of each investment advisory agreement currently in effect for the Fund and Trust (each a "Current Investment Advisory Agreement") as required by the 1940
  Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with the Boards' consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreements.


Certain of these considerations are discussed in more detail below.

In their review of the New Investment Advisory Agreements, the Boards assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreements, the Boards also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreements, the Boards had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In their deliberations, the Boards considered information received in connection with their most recent continuation of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. The directors/trustees made their determinations separately in respect of the Fund and the Trust. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreements should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreements were expected to be as good or better than that provided under the Current Investment Advisory Agreements. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreements.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Boards considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and new administrative agreement are substantially similar to the Current Investment Advisory Agreements and current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreements and current administrative agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreements, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreements, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors/trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rate was reasonable in relation to the services provided and that each New Investment Advisory Agreement was in the best interests of the Fund's/Trust's shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreements--Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreements, each Board, including the independent directors/trustees, also discussed and approved contingent subadvisory agreements (each a "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreements are intended to ensure that the Fund/Trust operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund/Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Fund/ Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreements, therefore, would be contingent on further Board approval after shareholders approve them. Pursuant to a Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund/Trust expenses as a result of the Contingent Subadvisory Agreements.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Boards considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Fund/Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreements, the Boards took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services under the Contingent Subadvisory Agreements. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreements. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund/Trust to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the Contingent Subadvisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that the Contingent Subadvisory Agreements were in the best interests of shareholders.



Officers and Directors/Trustees

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)  Length of                                                     Overseen by    Held by
                      Held with    Time                                                          Director/      Director/
Name, Address & Age   Fund/Trust   Served     Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*  President    2005 to    President of the MLIM/FAM-advised funds since      131 Funds      None
P.O. Box 9011         and          present    2005; President and Chief Investment Officer of    178 Portfolios
Princeton,            Director/               MLIM and FAM since 2001; Co-Head (Americas
NJ 08543-9011         Trustee                 Region) thereof from 2000 to 2001 and Senior
Age: 51                                       Vice President from 1999 to 2001; President and
                                              Director of Princeton Services, Inc. ("Princeton
                                              Services") since 2001; President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              since 2001; Chief Investment Officer of
                                              OppenheimerFunds, Inc. in 1999 and Executive
                                              Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an
   "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Officers and Directors/Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)  Length of                                                     Overseen by    Held by
                      Held with    Time                                                          Director/      Director/
Name, Address & Age   Fund/Trust   Served     Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Independent Directors/Trustees*


Donald W. Burton      Director/    2002 to    General Partner of The Burton Partnership,         23 Funds       Knology, Inc.
P.O. Box 9095         Trustee      present    Limited Partnership (an investment partnership)    42 Portfolios  (telecommuni-
Princeton,                                    since 1979; Managing General Partner of The                       cations) and
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member                   Symbion, Inc.
Age: 62                                       of the Investment Advisory Council of the Florida                 (healthcare)
                                              State Board of Administration since 2001.


John Francis O'Brien  Director/    2005 to    President and Chief Executive Officer of Allmerica 23 Funds       ABIOMED
P.O. Box 9095         Trustee      present    Financial Corporation (financial services holding  42 Portfolios  (medical device
Princeton,                                    company) from 1995 to 2002 and Director from                      manufacturer),
NJ 08543-9095                                 1995 to 2003; President of Allmerica Investment                   Cabot
Age: 63                                       Management Co., Inc. (investment adviser) from                    Corporation
                                              1989 to 2002, Director from 1989 to 2002 and                      (chemicals),
                                              Chairman of the Board from 1989 to 1990;                          LKQ Corporation
                                              President, Chief Executive Officer and Director of                (auto parts
                                              First Allmerica Financial Life Insurance Company                  manufacturing)
                                              from 1989 to 2002 and Director of various other                   and TJX Comp-
                                              Allmerica Financial companies until 2002;                         anies, Inc.
                                              Director since 1989, Member of the Governance                     (retailer)
                                              Nominating Committee since 2004, Member of
                                              the Compensation Committee since 1989 and
                                              Member of the Audit Committee from 1990 to
                                              2004 of ABIOMED; Director, Member of the
                                              Governance and Nomination Committee and
                                              Member of the Audit Committee of Cabot
                                              Corporation since 1990; Director and Member
                                              of the Audit Committee and Compensation
                                              Committee of LKQ Corporation since 2003; Lead
                                              Director of TJX Companies, Inc. since 1999; Trustee
                                              of the Woods Hole Oceanographic Institute
                                              since 2003.


David H. Walsh        Director/    2003 to    Consultant with Putnam Investments from 1993       23 Funds       None
P.O. Box 9095         Trustee      present    to 2003, and employed in various capacities        42 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 Massachusetts Audubon Society from 1990 to
Age: 64                                       1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American
                                              Museum of Fly Fishing since 1997.


Fred G. Weiss**       Director/    1998 to    Managing Director of FGW Associates since          23 Funds       Watson
P.O. Box 9095         Trustee      present    1997; Vice President, Planning, Investment         42 Portfolios  Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co. from                        ticals, Inc.
NJ 08543-9095                                 1979 to 1997; Director of the Michael J. Fox                      (pharma-
Age: 64                                       Foundation for Parkinson's Research since 2000;                   ceutical
                                              Director of BTG International Plc (a global                       company)
                                              technology commercialization company)
                                              since 2001.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors/Trustees and the Audit Committee.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Officers and Directors/Trustees (concluded)

                      Position(s)  Length of
                      Held with    Time
Name, Address & Age   Fund/Trust   Served      Principal Occupation(s) During Past 5 Years
Fund/Trust Officers*


Donald C. Burke       Vice         1993 to     Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011         President    present     First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,            and          and 1999    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011         Treasurer    to present/ President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 46                            2000 to     Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM
                                   present     from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Robert J. Martorelli  Vice         2002 to     Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
P.O. Box 9011         President    present     to 2000.
Princeton,
NJ 08543-9011
Age: 49


Kevin M. Rendino      Vice         1999 to     Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
P.O. Box 9011         President    present/    to 2000.
Princeton,                         2000 to
NJ 08543-9011                      present
Age: 39


Jeffrey Hiller        Chief        2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011         Compliance   present     and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,            Officer                  Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                  Investment Management from 2002 to 2004; Managing Director and Global Director of
Age: 54                                        Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                               Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                               Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                               Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary    2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                      present     2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Laurie Simon Hodrick resigned as a Director/Trustee of Merrill Lynch Basic Value Fund, Inc. effective May 1, 2006.



MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH BASIC VALUE FUND, INC.                              JUNE 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of
           May 1, 2006), (3) John F. O'Brien, (4) David H. Walsh and (5)
           Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           Merrill Lynch Basic Value Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $6,600
                                    Fiscal Year Ending June 30, 2005 - $6,500

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $6,300

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -	    Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           Master Basic Value Trust
           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $43,500
                                    Fiscal Year Ending June 30, 2005 - $43,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $9,200
                                    Fiscal Year Ending June 30, 2005 - $8,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

	   (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2006 - $2,909,800
               Fiscal Year Ending June 30, 2005 - $8,181,305

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) -	   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -	   Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


By:	 /s/ Robert C. Doll, Jr.
        ---------------------------
        Robert C. Doll, Jr.,
        Chief Executive Officer of
	Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:	 /s/ Robert C. Doll, Jr.
        ---------------------------
        Robert C. Doll, Jr.,
        Chief Executive Officer of
	Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 23, 2006


By:	 /s/ Donald C. Burke
        ---------------------------
	Donald C. Burke,
        Chief Financial Officer of
        Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 23, 2006